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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report dated May 27, 1999 included in this Form 11-K into U.S. Xpress Enterprises, Inc.'s previously filed Form S-8 Registration Statement File No. 33-91238 covering the U.S. Xpress Enterprises, Inc. Xpre$$avings 401(k) Plan.



/s/ Arthur Andersen LLP

Chattanooga, Tennessee
June 25, 1999